EXHIBIT 99.1

                        DIAMOND OFFSHORE DRILLING, INC.
                      RIG STATUS REPORT AS OF JUNE 7, 2004



  RIG NAME            WD       DESIGN                  LOCATION           STATUS*              OPERATOR
-----------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------
Ocean Quest           3,500'  Victory Class              GOM             Contracted              EPL
-----------------------------------------------------------------------------------------------------------------
Ocean Star            5,500'  Victory Class              GOM             Contracted           Kerr-McGee
-----------------------------------------------------------------------------------------------------------------
Ocean America         5,500'  Ocean Odyssey              GOM                Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant         5,500'  Ocean Odyssey              GOM             Contracted              ENI
-----------------------------------------------------------------------------------------------------------------
Ocean Victory         5,500'  Victory Class              GOM                Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence      7,500'  DP Aker H-3.2              GOM             Contracted               BP
                              Modified
-----------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-----------------------------------------------------------------------------------------------------------------
Ocean Concord         2,200'  F&G SS-2000                GOM                Idle                 DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington       2,200'  F&G SS-2000                GOM             Contracted        Walter Oil & Gas
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga        2,200'  F&G SS-2000                GOM             Contracted              LLOG
-----------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader        200'    Mat Cantilever             GOM             Contracted          Stone Energy
-----------------------------------------------------------------------------------------------------------------
Ocean Drake           200'    Mat Cantilever             GOM             Contracted          ADTI/Palace
                                                                                              Operating
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia        250'    Independent Leg            GOM             Contracted           Kerr-McGee
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan         300'    Independent Leg            GOM             Contracted              LLOG
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Spur            300'    Independent Leg            GOM             Contracted           BP America
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean King            300'    Independent Leg            GOM             Contracted           SDC/Devon
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget          300'    Independent Leg            GOM             Contracted            Anadarko
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Summit          300'    Independent Leg            GOM             Contracted              LLOG
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick         300'    Independent Leg            GOM             Contracted           Kerr-McGee
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Titan           350'    Independent Leg            GOM             Contracted          Stone Energy
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Tower           350'    Independent Leg            GOM             Contracted         EOG Resources
                              Cantilever
-----------------------------------------------------------------------------------------------------------------


                                       1

-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador      1,100'  Bethlehem SS-2000          GOM             Contracted             PEMEX
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington     1,500'  Aker H-3                   GOM             Contracted             PEMEX
-----------------------------------------------------------------------------------------------------------------
Ocean Worker          3,500'  F&G 9500 Enhanced          GOM             Contracted             PEMEX
                              Pacesetter
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown        2,850'  F&G SS-2000                GOM             Contracted             PEMEX
-----------------------------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad           1,200'  Aker H-3                  Gabon            Contracted          Vaalco/SASOL

-----------------------------------------------------------------------------------------------------------------
Ocean Patriot         1,500'  Bingo 3000             South Africa           Idle                 DODI
-----------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian        1,500'  Earl & Wright Sedco     North Sea          Contracted             Shell
                              711 Series
-----------------------------------------------------------------------------------------------------------------
Ocean Princess        1,500'  Aker H-3                North Sea          Contracted            Talisman
-----------------------------------------------------------------------------------------------------------------
Ocean Vanguard        1,500'  Bingo 3000              North Sea          Contracted            Talisman
-----------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty          1,500'  Victory Class          New Zealand         Contracted              STOS
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch           1,640'  Korkut                  Australia          Contracted             Santos
-----------------------------------------------------------------------------------------------------------------
Ocean General         1,640'  Korkut                   Vietnam           Contracted         VRJ Petroleum
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness        7,000'  Victory Class           Indonesia          Contracted             Unocal
-----------------------------------------------------------------------------------------------------------------
Ocean Rover           7,000'  Victory Class            Malaysia          Contracted          Amerada Hess
-----------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy           3,300'  DP DYVI Super Yatzy       Brazil           Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Winner          3,500'  Aker H-3                  Brazil           Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance        5,000'  Alliance Class            Brazil           Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper         7,500'  DP Fluor/Mitsubishi       Brazil           Contracted           Petrobras
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign       250'    Independent Leg         Indonesia          Contracted          Amerada Hess
                              Cantilever
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage        300'    Independent Leg          Ecuador           Contracted          Noble Energy
                              Cantilever
-----------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator       600'    Aker H-3                S. Africa         Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Champion        250'    Mat Slot                   GOM            Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor        2,000'  Victory Class              GOM            Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager         3,200'  Victory Class              GOM            Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------
Ocean New Era         1,500'  Korkut                     GOM            Cold Stacked             DODI
-----------------------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



  RIG NAME                   CURRENT TERM       DAYRATE (000S)     START DATE
------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------
Ocean Quest                      one well            mid 40's    late April 2004
------------------------------------------------------------------------------------
Ocean Star              first of three wells plus    low 60's    early June 2004
                                 option
------------------------------------------------------------------------------------
Ocean America                       -                   -               -
------------------------------------------------------------------------------------
Ocean Valiant           second of three wells plus    high 50's  late Dec. 2003
                                 option
------------------------------------------------------------------------------------
Ocean Victory                       -                   -               -
------------------------------------------------------------------------------------
Ocean Confidence              five-year term          170's      early Jan. 2001
------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------
Ocean Concord                       -                   -               -
------------------------------------------------------------------------------------
Ocean Lexington            one well plus option     high 40's    late March 2004
------------------------------------------------------------------------------------
Ocean Saratoga             one well plus option      low 40's    late May 2004
------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------
Ocean Crusader          second of two wells plus   high 20's     mid May 2004
                                 option
------------------------------------------------------------------------------------
Ocean Drake               one well plus option     high 20's    early May 2004
------------------------------------------------------------------------------------
Ocean Columbia                   one well            low 30's     late May 2004
------------------------------------------------------------------------------------
Ocean Spartan                    one well            low 30's     mid May 2004
------------------------------------------------------------------------------------
Ocean Spur                       one well            mid 30's     mid May 2004
------------------------------------------------------------------------------------
Ocean King                 one well plus option      mid 30's     mid May 2004
------------------------------------------------------------------------------------
Ocean Nugget               one well plus option      mid 30's     late May 2004
------------------------------------------------------------------------------------
Ocean Summit             three wells plus option     mid 30's     mid May 2004
------------------------------------------------------------------------------------
Ocean Warwick                    one well            mid 30's   early April 2004
------------------------------------------------------------------------------------
Ocean Titan                second of two wells       low 40's    late March 2004
------------------------------------------------------------------------------------
Ocean Tower                one well plus option      mid 30's     late May 2004
------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------
Ocean Ambassador           four year term work       mid 50's    late July 2003
------------------------------------------------------------------------------------
Ocean Whittington          four year term work       low 60's    late July 2003
------------------------------------------------------------------------------------
Ocean Worker               four year term work      high 60's     mid Aug. 2003
------------------------------------------------------------------------------------
Ocean Yorktown             four year term work       mid 40's    late Oct. 2003
------------------------------------------------------------------------------------

AFRICA
------------------------------------------------------------------------------------
Ocean Nomad             first of three wells plus    high 40's    early May 2004
                                  option
------------------------------------------------------------------------------------
Ocean Patriot                       -                   -               -
------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------
Ocean Guardian                   one year           high 40's    late March 2004
------------------------------------------------------------------------------------
Ocean Princess          second of two wells plus     low 50's     mid Feb. 2004
                                 option
------------------------------------------------------------------------------------
Ocean Vanguard                   one well            mid 30's     mid May 2004
------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------
Ocean Bounty               one well plus option      low 70's     late May 2004
------------------------------------------------------------------------------------
Ocean Epoch                  Exeter/Mutineer         mid 60's      mid Jan. 2004
                         development plus option
------------------------------------------------------------------------------------
Ocean General              one assignment well       mid 50's    late April 2004
------------------------------------------------------------------------------------
Ocean Baroness                180 day option          110's      late April 2004
------------------------------------------------------------------------------------
Ocean Rover             first of two wells plus       100's      early June 2004
                                11 options
------------------------------------------------------------------------------------

                                       2

BRAZIL
------------------------------------------------------------------------------------
Ocean Yatzy                 700 day extension        mid 70's    early Nov. 2003
------------------------------------------------------------------------------------
Ocean Winner                700 day extension        mid 50's   early April 2004
------------------------------------------------------------------------------------
Ocean Alliance              four-year contract        110's     early Sept. 2000
------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------
Ocean Clipper               700 day extension       low 100's    early Jan. 2003
------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------
Ocean Sovereign         two wells plus two option    high 30's   early April 2004
                                 wells
------------------------------------------------------------------------------------
Ocean Heritage          third of three wells plus     mid 50's     mid Feb. 2004
                                options
------------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------------
Ocean Liberator                     -                   -               -
------------------------------------------------------------------------------------
Ocean Champion                      -                   -               -
------------------------------------------------------------------------------------
Ocean Endeavor                      -                   -               -
------------------------------------------------------------------------------------
Ocean Voyager                       -                   -               -
------------------------------------------------------------------------------------
Ocean New Era                       -                   -               -
------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                             ** TABLE CONTINUED **



  RIG NAME                  EST. END DATE      FUTURE CONTRACT AND OTHER INFORMATION
-----------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-----------------------------------------------------------------------------------------------------------------
Ocean Quest                   mid June 2004    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Star                    late Aug. 2004   available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean America                       -          Completing upgrade/survey work, then three wells plus option with
                                               Mariner in mid 70's beginning early June and ending early Oct. 2004, available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Valiant                 mid Aug. 2004    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Victory                       -          available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Confidence             early Jan. 2006   available; actively marketing.
-----------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-----------------------------------------------------------------------------------------------------------------
Ocean Concord                       -          Approximately 120 days maintenance beginning early June and ending late Sept. 2004, available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Lexington               mid June 2004    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Saratoga                mid June 2004    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-----------------------------------------------------------------------------------------------------------------
Ocean Crusader               mid July 2004     available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Drake                  mid June 2004     available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Columbia                late June 2004   One option well with Kerr-McGee in mid 30's beginning late June and ending late July, available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Spartan                 mid June 2004    One well plus option with LLOG in mid 30's beginning mid June and ending mid July 2004, available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Spur                    mid June 2004    available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean King                    late June 2004   available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Nugget                  late June 2004   available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Summit                  mid Aug. 2004    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Warwick                 late June 2004   available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Titan                   late June 2004   available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Tower                   late June 2004   available; actively marketing.
-----------------------------------------------------------------------------------------------------------------


                                       1

-----------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-----------------------------------------------------------------------------------------------------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------
Ocean Ambassador              mid Dec. 2007     available.
-----------------------------------------------------------------------------------------------------------------
Ocean Whittington             early Oct. 2006   available.
-----------------------------------------------------------------------------------------------------------------
Ocean Worker                  late July 2007    available.
-----------------------------------------------------------------------------------------------------------------
Ocean Yorktown                mid July 2007     available.
-----------------------------------------------------------------------------------------------------------------

AFRICA
-----------------------------------------------------------------------------------------------------------------
Ocean Nomad                  early Sept. 2004   available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Patriot                                   Available, actively marketing.
-----------------------------------------------------------------------------------------------------------------

NORTH SEA
-----------------------------------------------------------------------------------------------------------------
Ocean Guardian               late March 2005    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Princess               early July 2004    available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Vanguard               early July 2004    One HPHT well with Talisman in U.K. sector of North Sea in low
                                                60's beginning early July and ending mid Oct. 2004; LOI for for one well in Norway in low 140's beginning mid Oct. 2004 and ending late Dec. 2004, available; actively marketing.
-----------------------------------------------------------------------------------------------------------------

AUSTRALASIA
-----------------------------------------------------------------------------------------------------------------
Ocean Bounty                  mid July 2004     First option declared with NZOP in New Zealand in low 70's beginning in mid July and ending in mid Aug. 2004, available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Epoch                    mid Nov. 2004    available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean General                 mid June 2004     Five completion options in mid 50's with P.V.E&P beginning mid
                                                June and ending mid Sept. 2004, available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Baroness               early Nov. 2004    available; actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Rover                  late Sept. 2004    First 25 days of Amerada Hess sublet from Murphy at shallow-water rate in 100's until late June, increasing to upper 110's for balance of sublet well.  Second well returns to Murphy in mid
                                                July in upper 110's.  First option well declared by Murphy beginning late Aug. in lower 120's, and ending late Sept. 2004, available; actively marketing.
-----------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
-----------------------------------------------------------------------------------------------------------------
Ocean Yatzy                   mid Oct. 2005     available.
-----------------------------------------------------------------------------------------------------------------
Ocean Winner                  mid March 2006    available
-----------------------------------------------------------------------------------------------------------------
Ocean Alliance               early Sept. 2004   available
-----------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-----------------------------------------------------------------------------------------------------------------
Ocean Clipper                 early March 2006  available.
-----------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-----------------------------------------------------------------------------------------------------------------
Ocean Sovereign                mid July 2004    available, actively marketing.
-----------------------------------------------------------------------------------------------------------------
Ocean Heritage                 mid Aug. 2004    One well extension declared in mid 50's beginning mid July and ending mid Aug. 2004, available, actively marketing.
-----------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-----------------------------------------------------------------------------------------------------------------
Ocean Liberator                     -           Cold stacked Nov. '02.
-----------------------------------------------------------------------------------------------------------------
Ocean Champion                      -           Cold Stacked Feb. '02.
-----------------------------------------------------------------------------------------------------------------
Ocean Endeavor                      -           Cold stacked March '02.
-----------------------------------------------------------------------------------------------------------------
Ocean Voyager                       -           Cold stacked March '02.
-----------------------------------------------------------------------------------------------------------------
Ocean New Era                       -           Cold stacked Dec. '02.
-----------------------------------------------------------------------------------------------------------------

NOTES:

* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL
EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


                              ** TABLE COMPLETE **

                                       3